ADDITION # 1 TO THE
DECLARATION OF TRUST AND ACKNOWLEDGEMENT OF CONTRIBUTION

WHEREAS FIC INVESTMENTS USA CORP. ("FIC-USA") entered into an Offer to Purchase (the "Offer") dated February 27, 2007 with Phoenix Land Ventures Ltd. ("Phoenix") for the purchase of certain real estate property (the "Property") located in the Province of Alberta;

AND WHEREAS FIC-USA entered into the Offer as agent on behalf of CALMAR LAKESIDE DEVELOPMENT LTD. ("Calmar") and, pursuant to an Agency Agreement between FIC-USA and Calmar dated February 27, 2007, Calmar is the legal and beneficial owner of the Property;

AND WHEREAS the parties have contributed funds to Calmar for the purpose of acquiring the Property;

AND WHEREAS the parties hereto wish to set out their respective financial contribution to Calmar and their respective interest in the Property, including any profits derived from the sale or development of the Property.

AND WHEREAS in the Declaration of Trust and Acknowledgement of Contribution Agreement, the Contributors were acknowledged for making the following Principal Contributions:

- $1,053,452 contributed by FIC Investments USA Corp., representing 87.1% of the Principal; and,
- $155,552 contributed by FIC Investment Ltd., representing 12.9% of the Principal.

(FIC-USA and FIC are collectively referred to as the "Contributors")

NOW THEREFORE the following are the updated Principal Contributions now being acknowledged as of the date of this document:

- $2,501,000 contributed by FIC Investments USA Corp., representing 50.1% of the Principal;
- $1,500,000 contributed by FIC S.E. Asia Fund Ltd., representing 30.0% of the Principal;
- $500,000 contributed by FIC Real Estate Fund Ltd., representing 10.0% of the Principal; and,
- $499,000 contributed by FIC Investment Ltd., representing 9.9% of the Principal.

(FIC-USA, FIC SEA, FIC RE, and FIC are collectively referred to as the "Contributors")

Any of the Principal Contributions amounts that have changed as a result of this document are deemed to have changed on the date of this document.

Dated this 1st day of August 2007.

CALMAR LAKESIDE DEVELOPMENT LTD.

Per: ______________________________
Authorized Signatory

FIC INVESTMENTS USA CORP.

Per: ______________________________
Authorized Signatory

FIC S.E. ASIA FUND LTD.

Per: ______________________________
Authorized Signatory

FIC REAL ESTATE FUND LTD.

Per: ______________________________
Authorized Signatory

FIC INVESTMENT LTD.

Per ______________________________
Authorized Signatory